UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2018

COSMO VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-1888873	33-12227173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 North Curry Street, Carson City, Nevada, 89703

(Address of Principal Executive Offices) (Zip Code)

(800) 582-3042

(Registrant's telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.01 Changes In Control Of Registrant.

Business.

Business Overview

Cosmo Ventures Inc. (“Cosmo Ventures” or the “Company”) was incorporated in the State of Nevada on February 3, 2013. We are an early stage company that plans to commence operations as an online retailer offering discounted overstocked inventory items. We intend to launch a web-based platform that will give our potential customers the ability to purchase our discounted products. Cosmo Ventures Inc. will procure merchandise purchased from the surplus inventories of manufacturers and retailers throughout India.

Although the sale of discounted overstock products in an online marketplace is not entirely new, we anticipate that this medium will continue to grow. We believe that by providing a simple, yet effective, website platform, Cosmo Ventures will become a sought after marketplace for our e-consumers. Most cellular phones are equipped to handle text messages, emails, and mobile websites that contain information on our products. Having the ability to instantly contact potential customers, both locally and nationwide is one of the major benefits of this marketing strategy. Cosmo Ventures can send instant coupons, promotional messages, and much more online to our opt-in subscribers.

We hope to realize our full plan of operations by raising additional funds through the additional sale of our Company stock. We will design a full marketing strategy to gain brand awareness, and ultimately obtain a large opt-in subscriber base.

We do not intend to carry a surplus inventory nor does our business require a storage facility. We intended to offer the public access to a variety of retailers and manufacturer products under one website. Our customers will purchase products that will be shipped directly from our future partnered suppliers, shipping cost will be an additional charge passed on to the consumer. Majority of our expenses will be incurred on marketing, employees, web and mobile development and maintenance. Our intention is to generate revenue from our future suppliers as we will offer them our marketing services to clear their overstock or retail items. We intend to charge our suppliers a fee based on the advertising package they choose, which will allow them to advertise a certain number or products per month on our website. We intend to establish a negotiated base rate on each item with our clients, once we list the items they will be sold at a price Cosmo has formulated and Cosmo is entitled to the additional profits, if any, on the items sold.

Once we secure additional funding through the sale of common stock we will rent a small office space in a location convenient to our business needs and suppliers. We have not secured an office location and will be contracting out to our web developer, and sales representative as their primary focus is field work. We will try to work within our budget to execute our business plan with our primary focus on web/mobile development before we secure a physical office location.

Our products will be sold in US dollar (USD) and our suppliers will be paid in Indian rupee’s (INR). Currency conversion will be a risk in which we may lose all our profits, as the market is unpredictable and fluctuates on a daily basis. Generally speaking the US dollar is more profitable than the Indian rupee and we hope to capitalize more on our profits with the exchange rate by using forward contracts with our future suppliers. A forward contract will allow us to agree on an exchange rate which is fixed at the time the contract is entered in to, and buy or sell currency at an agreed future date. Our vendors may not agree to these terms and we may lose additional money in foreign exchange fluctuations that will adversely affect our business. We have not yet established any relationships with suppliers for our business.

Product Overview

Cosmo Ventures Inc. plans to offer an online retailer offering discounted overstocked inventory items. We intend to launch a web-based platform and will procure merchandise purchased from the surplus inventories of manufacturers and retailers throughout India.

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Competition

The Company’s challenge will be the increasing competition to attract customers to the website. We believe that too often, sales are lost because of complex websites that are far from intuitive. We intend to operate in a very competitive market and on popular search engines such as Google, Firefox Mozilla, and similar sites. Through advertising on popular search engines, our potential customers begin their search for online merchandise through general searches rather than through the established platforms of our competitors. We intend to spend large sums on acquiring search engine promotions. The only way to overcome the search engine filtering by customers is to build a strong brand so that when customers look for value, they know that Cosmo Ventures provides it and start their search directly from our website. We believe in order to be successful, an online web retailer must be a low cost operator, own a strong brand, attract high consumer traffic, offering quality merchandise and great prices with superior customer service.

The market for selling over stock items online is a relatively new, yet growing industry. We expect to compete with these other service providers principally on the bases of the quality of services we intend to offer customers and in our Company's ability to acquire and retain personnel to market and sell our proposed services. Our Company will also compete on the bases of service price. Our principal competitors include BIDZ.com, Overstock.com, Amazon and Bluefly (all of which offer services similar to our proposed services). Numerous other second tier resellers are entering into the marketplace, consisting of independent marketing consultants who are reselling and not operating their own web and mobile platform.

We anticipate that most, if not all, of our competitors will initially have greater name and brand recognition and access to greater amounts of capital and established relationships with a larger base of current and potential customers. Because of their size and bargaining power, our competitors may be able to purchase equipment, supplies and services at lower prices than us in the initial stages of our development. As a result, our operations may be significantly and negatively impacted by our larger, more established competitors. Once we commence our operations, if we are not able to generate enough revenue by attracting new and existing businesses and/or by enticing users to opt into our services, we may be forced to cease operations.

The industry has minimal and low cost barriers to entry and therefore it is a very competitive market. We will face many large and small competitors in the e-commerce retail business, including eBay, Amazon, Buy.com, Shop.com, and other similar websites.

Easy entry does not necessarily mean that a new entrant can build a web presence, traffic, and customer base. The Cosmo Ventures business model consists of selling the overstock of other wholesale retailers from India in North America. Merchandise we intend to offer on our site will be competitively priced to benefit our potential customers. We believe an online business model is better positioned to succeed if it employs: brand/traffic, heaviest discounter reputation, low cost operations, and customer satisfaction.

We anticipate Overstock.com and Amazon (‘Competitors’) to be our biggest competition. Although we will be a smaller independent online, retailer one of our goals will be to attract our Competitor’s clients to our business. These two highly branded companies are well established with a worldwide presence. Our effort to compete with them shows the need for such companies, and higher online consumer purchases. Our point of difference from our competition is our Indian manufactured merchandise, which we believe will be enough to turn over some loyal customers who seek a bargain over brand.

Risk Factors

If any of the following risks actually occur, our business, operating results and financial condition could be harmed and the value of our stock could go down. This means you could lose all or a part of your investment.

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Auditor’s Going Concern

BECAUSE OUR AUDITORS HAVE ISSUED AN OPINION THAT THERE IS SUBSTANTIAL UNCERTAINTY ABOUT THE ABILITY OF COSMO VENTURE INC. TO CONTINUE ITS OPERATIONS AS A GOING CONCERN, IT MAY BE DIFFICULT TO ATTRACT INVESTORS.

In their audit report dated August 21, 2017, as discussed in Note 1 to the financial statement, the Company has suffered recurring losses from its operations, which raises substantial doubt about its ability to continue as a going concern. We believe that if we do not raise additional capital within 12 months of the effective date of this registration statement, we may be required to reduce, suspend or cease the implementation of our planned business activities. Due to the fact that there is no minimum and no refunds on sold shares, you may be investing in company that will not have the funds necessary to fully develop its business strategies. As such we may have to cease operations and you could lose your entire investment. Because the Company has been issued an opinion by its auditors that substantial doubt exists as to whether it can continue as a going concern it may be difficult to attract investors.

Risks Related To Our Financial Condition

SINCE THE COMPANY ANTICIPATES OPERATING EXPENSES WILL INCREASE PRIOR TO EARNING REVENUE, WE MAY NEVER ACHIEVE PROFITABILITY.

Since inception on February 3, 2013, the company has earned no revenues from its proposed business model and has incurred losses of $58,286. The Company anticipates increases in its operating expenses, without realizing any revenues from its planned business model. There is no history upon which to base any assumption as to the likelihood that the Company will prove successful. We cannot provide investors with any assurance that our product will attract customers; generate any operating revenue from our planned business model or ever achieve profitable operations. If we are unable to address these risks, there is a high probability that our business can fail, which will result in the loss of your entire investment.

IF WE DO NOT OBTAIN ADEQUATE FINANCING, OUR BUSINESS WILL FAIL, RESULTING IN THE COMPLETE LOSS OF YOUR INVESTMENT.

If we are not successful in earning revenues once we have started our sales activities, we may require additional financing to sustain business operations. Currently, we do not have any arrangements for financing and can provide no assurance to investors that we will be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors, including the Company’s ability to attract customers. These factors may have an effect on the timing, amount, terms or conditions of additional financing and make such additional financing unavailable to us. No assurance can be given that the Company will obtain access to capital markets in the future or that financing, adequate to satisfy the cash requirements of implementing our business strategies, will be available on acceptable terms. The inability of the Company to gain access to capital markets or obtain acceptable financing could have a material adverse effect upon the results of its operations and upon its financial conditions.

Risks Relating to our Company

WE ARE AN EARLY STAGE COMPANY WITH NO OPERATING HISTORY AND MAY NEVER BE ABLE TO CARRY OUT OUR BUSINESS PLAN OR ACHIEVE ANY REVENUES OR PROFITABILITY; INVESTORS HAVE A HIGH PROBABILITY OF LOSING THEIR ENTIRE INVESTMENT.

We are subject to all of the risks inherent in the establishment of a new business enterprise. We were established on February 3, 2013 for the intended purpose to purchase overstocked inventory items from manufacturers and retailers and offer them to the public at discounted prices via a web-based on-line store. As an early stage company, the Company is a highly speculative venture involving significant financial risk. It is uncertain as to when the Company will become profitable, if ever. There is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. We may not be able to successfully effectuate our business and investors may lose their entire investment.

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SINCE OUR OFFICERS AND DIRECTOR HAVE NO PRIOR BUSINESS EXPERIENCE IN OUR PLANNED BUSINESS, WE FACE A HIGH RISK RESULT OF BUSINESS FAILURE WHICH MAY RESULT IN THE LOSS OF YOUR INVESTMENT.

Our officers and director have no prior business experience in our industry and our planned business. Our ability to achieve and maintain profitability and positive cash flow is dependent upon a number of factors including the decisions made by our officers and director. As a result, we face a high risk of business failure which may result in the loss of your investment.

BECAUSE MOST OF OUR ASSETS AND ALL OUR OFFICERS AND DIRECTORS ARE LOCATED OUTSIDE THE UNITED STATES OF AMERICA, IT MAY BE DIFFICULT FOR AN INVESTOR TO ENFORCE WITHING THE UNITE STATES ANY JUDGMENTS OBTAINED AGAINST US OR ANY OF OUR OFFICERS OR DIRECTORS.

Most of our assets are located outside of the United States and we do not currently maintain a permanent place of business within the United States. In addition, our directors and officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of such persons' assets are located outside the United States. As a result, it may be difficult for an investor to effect service of process or enforce within the United States any judgments obtained against us or our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof. In addition, there is uncertainty as to whether the courts of other jurisdictions would recognize or enforce judgments of United States courts obtained against us or our director and officer predicated upon the civil liability provisions of the securities laws of the United States or any state thereof, or be competent to hear original actions brought in other jurisdictions against us or our director and officer predicated upon the securities laws of the United States or any state thereof.

It may not be possible for investors to effect service of process outside India upon our directors named in the report that are residents of India or to enforce judgments obtained against us or these persons in foreign courts predicated upon the liability provisions of foreign countries, including the civil liability provisions of the federal securities laws of the United States. Moreover, it is unlikely that a court in India would award damages on the same basis as a foreign court if an action were brought in India or that an Indian court would enforce foreign judgments if it viewed the amount of damages as excessive or inconsistent with Indian practice.

OUR BUSINESS IS HIGHLY COMPETITIVE. COMPETITION PRESENTS AN ONGOING THREAT TO THE SUCCESS OF OUR BUSINESS.

We believe the market for selling overstocked items in an online marketplace is a relatively new, yet growing industry. Our Company will compete for the sales with many up-and-coming online marketplace providers. We expect to compete with these other service providers principally on the bases of the quality of services we will be able to offer and our Company's ability to acquire and retain personnel to market and sell our proposed services. Our Company will also compete on the bases of product price. Our principal competitors include Amazon, eBay, and Overstock, all of which offer services similar to our proposed services. Numerous other second tier resellers are entering into the marketplace.

We anticipate that most, if not all, of our competitors will have greater name and brand recognition and access to greater amounts of capital and established relationships with a larger base of current and potential customers. Because of their size and bargaining power, our competitors may be able to purchase equipment, supplies and services at lower prices than us in the initial stages of our development. As a result, our operations may be significantly and negatively impacted by our larger, more established competitors.

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WE EXPECT TO INCUR OPERATING LOSSES IN THE FUTURE BECAUSE WE HAVE NO REVENUE FROM OUR PLANNED BUSINESS MODEL. IF WE ARE UNABLE TO GENERATE REVENUES YOUR ENTIRE INVESTMENT COULD BE LOST.

We incurred losses of $58,286 for the period from February 3, 2013 (inception) to December 31, 2017. We expect to incur operating losses in future periods. These losses will occur because we do not yet have any revenues related to planned business model to offset the expenses associated with the marketing and sales of our planned products. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations.

SINCE OUR EXECUTIVE OFFICERS WORK OR CONSULT FOR OTHER COMPANIES, THEIR ACTIVITIES COULD SLOW DOWN OUR OPERATIONS.

Our executive officer, who also serves as our sole director, are not required to work exclusively for us and do not devote all of his time to our operations. Therefore, it is possible that a conflict of interest with regard to their time may arise based on their employment for other companies. Their other activities may prevent them from devoting full-time to our operations that could slow our operations and may reduce our financial results because of the slow down in operations. It is expected that each of our directors will devote between 10 and 20 hours per week to our operations on an ongoing basis, and will devote whole days and even multiple days at a stretch when required. In the event that our executive officers cannot devote the time when required, their other business activities could slow down our planned operations and have a negative effect on our results of operations.

BECAUSE WE DO NOT HAVE AN AUDIT OR COMPENSATION COMMITTEE, SHAREHOLDERS WILL HAVE TO RELY ON OUR DIRECTORS, WHO ARE NOT INDEPENDENT, TO PERFORM THESE FUNCTIONS.

We do not have an audit or compensation committee comprised of independent directors. We do not have an audit or compensation committee. Our director performs these functions. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation and audit issues that may affect management decisions.

BECAUSE WE ARE A "SHELL COMPANY", WHICH MAY HAVE ADVERSE EFFECTS ON FUTURE EFFORTS TO FORM CAPITAL.

We are a "shell company" as that term is defined by the applicable federal securities laws. Specifically, because of the nature and amount of our assets and our very limited operations, pursuant to applicable federal rules, we are considered a "shell company". Applicable provisions of Rule 144 specify that during that time that we are a "shell company" and for a period of one year thereafter, holders of our restricted securities cannot sell those securities in reliance on Rule 144. This restriction may have potential adverse effects on future efforts to form capital which in turn may have an adverse effect on our results of operations.

 Risks Relating to our Common Stock

WE MAY, IN THE FUTURE, ISSUE ADDITIONAL SHARES OF OUR COMMON STOCK THAT WOULD REDUCE INVESTORS’ PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE. WE DO NOT NEED SHAREHOLDER APPROVAL TO ISSUE ADDITIONAL SHARES.

Our certificate of incorporation authorizes the issuance of 75,000,000 shares of common stock, 13,000,000 shares of which are issued and outstanding as of February 14, 2018. Accordingly, we can issue up to an additional 62,000,000 shares. The future issuance of all or part of our remaining authorized common stock may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

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Management’s Discussion and Analysis for the Period Ended December 31, 2017

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Cosmo Ventures Inc. is an early stage company, which was formed on February 3, 2013. We have commenced only limited operations, primarily focused on organizational matters. The Company has not yet implemented its business model.

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

As at December 31, 2017, the Company was not engaged in continued business but had generate any revenues since inception (February 3, 2013) and had significant expenses from development stage activities. Although management is currently attempting to implement its business plan and is seeking additional sources of financing, there is no assurance the activity will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.

We incorporate by reference the Company’s financial statements filed with the SEC on February 14, 2018 on its December 31, 2017 Form 10-Q.

Capital Resources and Liquidity

Our auditors have issued a “going concern” opinion, meaning that there is substantial doubt if we can continue as an on-going business unless we obtain additional capital. No substantial revenues from our planned business model are anticipated until we have raised sufficient monies to implement our business model. The Company will need to seek capital from other resources such as private placements in the Company’s common stock or debt financing, which may not even be available to the Company. However, if such financing were available, because we are a development stage company with no or limited operations to date, it would likely have to pay additional costs associated with such financing and in the case of high risk loans be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such financing. If the company cannot raise additional proceeds via such financing, it would be required to cease business operations.

As of December 31, 2017, we had $756 in cash as compared to $151 in cash at March 31, 2017. The funds available to the Company will not be sufficient to fund the planned operations of the Company and maintain a reporting status. As of December 31, 2017, the Company’s former officer and director, Mr. Ram has loaned the Company $26,496 in the form of a non-secured loan for the next twelve months as the expenses are incurred if no other proceeds are obtained by the Company. However, there is no contract or written agreement in place.

We do not anticipate researching any further products nor the purchase or sale of any significant equipment. We also do not expect any significant additions to the number of employees.

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Results of Operations

At December 31, 2017, the Company was not engaged in continued business and has been primarily involved in start-up stage activities to date. There is minimal historical operational information about us on which to base an evaluation of our performance. We have been in existence since February 3, 2013 and have no generated any revenues to date. We are an early stage company with minimal operations. Due to a lack of funding, we have not implemented our business operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, and possible delays in our planned product development.

We had $nil in revenues from February 3, 2013 (inception) to the period ended December 31, 2017.

For the three-month periods ended December 31, 2017 and December 31, 2016, we had no revenue. Expenses for the three-month period ended December 31, 2017 totaled $5,802 resulting in a net loss of $5,802, compared to expenses for the three-month period ended December 31, 2016, totaled $8,227 resulting in a net loss of $8,227. The net loss for the three-month period ended December 31, 2017 is a result of office and general expense of $5,802 comprised primarily of accounting fees of $4,850, filing fees of $895, and telephone expenses of $57, compared to expenses for the three months ended December 31, 2016 is a result of office and general expenses of $8,227 comprised primarily of accounting fees of $7,500, filing fees of $479, bank service charges of $71 and office supplies of $177. The decrease in expenses for the three month period ended December 31, 2017 compared to December 31, 2016 is primarily due to the decrease in accounting fees and filing fees.

For the nine-month periods ended December 31, 2017 and December 31, 2016, we had no revenue. Expenses for the nine-month period ended December 31, 2017 totaled $15,848 resulting in a net loss of $15,848, compared to expenses for the nine-month period ended December 31, 2016, totaled $8,836 resulting in a net loss of $8,836. The net loss for the nine-month period ended December 31, 2017 is a result of office and general expense of $15,848 comprised primarily of accounting fees of $11,650, filing fees of $3,965, bank service charges of $176, and telephone expenses of $57, compared to expenses for the nine months ended December 31, 2016 is a result of office and general expenses of $8,836 comprised primarily of accounting fees of $7,500, filing fees of $1,073, bank service charges of $71 and office supplies of $192. The increase in expenses for the nine month period ended December 31, 2017 compared to December 31, 2016 was primarily due to the increase in accounting fees and filing fees for the period.

Off-balance sheet arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect or change on the company’s financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the company is a party, under which the company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

Management’s Discussion and Analysis for the Year Ended March 31, 2017

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

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Capital Resources and Liquidity

We incorporate by reference the Company’s financial statements filed with the SEC on August 21, 2017, on its March 31, 2017 Form 10-K.

Our auditors have issued a “going concern” opinion, meaning that there is substantial doubt if we can continue as an on-going business unless we obtain additional capital. No substantial revenues from our planned business model are anticipated until we have completed financing the Company.

We need to seek capital from resources such as private placements in the Company’s common stock or debt financing, which may not even be available to the Company. However, if such financing were available, because we are a development stage company with no or limited operations to date, it would likely have to pay additional costs associated with such financing and in the case of high risk loans be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such financing. If the company cannot raise additional proceeds via such financing, it would be required to cease business operations.

As of March 31, 2017, we had $151 in cash as compared to $7,159 as at March 31, 2016. As of the date of this Form 10-K, the current funds available to the Company will not be sufficient to fund the expenses related to maintaining a reporting status. We are in the process of seeking additional equity financing in the form of private placements to fund our operations over the next 12 months.

Management believes that if subsequent private placements are successful, we will generate sales revenue within twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

We do not anticipate researching any further products nor the purchase or sale of any significant equipment. We also do not expect any significant additions to the number of employees.

Results of Operations - Fiscal Year Ended March 31, 2017 compared to March 31, 2016

At March 31, 2017, the Company was not engaged in continued business and has been primarily involved in start-up stage activities to date. There is minimal historical operational information about us on which to base an evaluation of our performance. We have been in existence since February 3, 2013 and have no generated any revenues to date. We are an early stage company with minimal operations. Due to a lack of funding, we have not implemented our business operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, and possible delays in our planned product development.

We had $nil in revenues from February 3, 2013 (inception) to the period ended March 31, 2017.

Expenses for the year ended March 31, 2017 totaled $20,251 consisting primarily of office and general expenses of $20,251, comprised of $16,000 in professional fees, filing fees of $3,870 and office expenses of $381, resulting in a net loss of $20,251. Expenses for the year ended March 31, 2016 totaled $2,063 consisting primarily of office and general expenses of $2,063, resulting in a net loss of $2,063. The increase in office and general expenses from fiscal 2017 to fiscal 2016 was primarily due to the increase in expenses relating to filing and professional fees.

Off-balance sheet arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect or change on the company’s financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the company is a party, under which the company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

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Properties.

We do not own any real estate or other properties and have not entered into any long term lease or rental agreements for property.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by our officers and directors, and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. The percent of class is based on 13,000,000 shares of common stock issued and outstanding as of June 5, 2018.

Title of Class	Name and Address Beneficial Owner [1] [2]	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Ashok Kumar House N. 421. Street N. 07, Ward N. 31, Prem Garh, Teh. Hoshiarpur, Punjab 146001 India	10,000,000	77.0%

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[1]

The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct and indirect stock holdings. Mr. Kumar is the only “promoter” of our company.

[2]

Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days.

Directors, Executive Officers and Corporate Governance.

Identification of directors and executive officers

Our directors serve until a successor is elected and qualified. Our officers are elected by the Board of Directors to a term of one (1) year and serves until their successor(s) is duly elected and qualified, or until they are removed from office. The Board of Directors has no nominating or compensation committees. The company’s does not currently have an Audit Committee.

The name, address, age and position of our present officer and director is set forth below:

Name	Age	Position(s)
Ashok Kumar* House N. 421. Street N. 07, Ward N. 31, Prem Garh, Teh. Hoshiarpur, Punjab 146001 India	42	President, Director, Secretary, Treasurer

______________

* The person named above held his office since February 28, 2018

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Ashok Kumar

On February 28, 2018, Mr. Sonu Ram resigned as director and all executive officer positions with the Company. The resignation of Mr. Sonu Ram was not based on any prior understanding or arrangement. Concurrent with Mr. Sonu Ram’s resignation, Mr. Ashok Kumar was appointed Director, President, Treasurer and Secretary of the Company. The appointment of Ashok Kumar as the Company's President, Treasurer, Secretary and as a Director was not based on any prior understanding or arrangement.

Since 2012 Mr. Kumar works as a private contractor supplying technical consulting services to various companies to support their warehouse shipping and management control systems. Prior to his Consulting Business he was employed as a warehouse manager at Hindustan Unilever Limited in Hoshiarpur, India between 1998 and 2012. He was responsible the Company’s operating systems and also the maintenance of its computer and software systems.

Mr. Kumar received his BSc in Computer Science from SGGS Khals College Mahilpur in 1997.

Mr. Kumar does not hold positions on the board of directors of any other U.S. reporting companies and has no affiliation with any company that has filed for bankruptcy within the last five years. The Company is not aware of any proceedings to which any of the Company’s officer or director, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

The Company believes that Mr. Kumar’s business experience and his entrepreneurial success makes him well suited to serve as our officer and director.

Significant Employees

The Company does not, at present, have any employees other than the current officer and director. We have not entered into any employment agreements, as we currently do not have any employees other than the current officers and directors.

Involvement in Legal Proceedings

No executive Officer or Director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding that is currently pending. No executive Officer or Director of the Company is the subject of any pending legal proceedings.

No Executive Officer or Director of the Company is involved in any bankruptcy petition by or against any business in which they are a general partner or executive officer at this time or within two years of any involvement as a general partner, executive officer, or Director of any business.

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Item 11. Executive Compensation.

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers and director for all services rendered in all capacities to us for the period from inception through December 31, 2017.

	SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sonu Ram – former President	2013	0	0	0	0	0	0	0	0
	2014	0	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0	0
	2016	0	0	0	0	0	0	0	0
	2017	0	0	0	0	0	0	0	0
	2018	0	0	0	0	0	0	0	0
Ashok Kumar – President	2018	0	0	0	0	0	0	0	0

During the stages of formation and development, the Company agreed to pay management fees to its executive officers. The Company arbitrarily determined $1,000 per month was reasonable. No written agreement exists. We did not agree to pay nor did we accrue any salaries in 2011, 2012, 2013, 2014 and 2015. We do not anticipate beginning to pay salaries until we have adequate funds to do so. There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers and directors other than as described herein.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of June 5, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Sonu Ram	-	-	-	-	-	-	-	-	-
Ashok Kumar	-	-	-	-	-	-	-	-	-

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There were no grants of stock options since inception to the date of this Form 10 disclosure.

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

The Board of Directors of the Company has not adopted a stock option plan. The company has no plans to adopt it but may choose to do so in the future. If such a plan is adopted, this plan may be administered by the board or a committee appointed by the board (the “Committee”). The committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. Cosmo Ventures Inc. may develop an incentive based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose.

Stock Awards Plan

The company has not adopted a Stock Awards Plan, but may do so in the future. The terms of any such plan have not been determined.

Director Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our directors for all services rendered in all capacities to us for the period from inception (December 27, 2007) through June 5, 2018:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sonu Ram (former director)	0	0	0	0	0	0	0
Ashok Kumar	0	0	0	0	0	0	0

Certain Relationships and Related Transactions, and Director Independence.

As at December 31, 2017, related parties of the Company have provided a series of loans, totaling $57,373 (2015 - $36,900), for working capital purposes. These amounts are unsecured, interest-free and are due on demand.

Legal Proceedings.

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or stockholder is a party adverse to the Company or has a material interest adverse to the Company.

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Market Information

There is no established public trading market for the Company’s common stock.

Recent Sales of Unregistered Securities

No recent sales of unregistered securities.

Indemnification of Directors and Officers.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. Our director and officers are indemnified as provided by the Nevada Statutes. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None

Identity of the person who acquired control; date and description of transaction; and basis of control

On June 5, 2018, Ashok Kumar acquired from Sonu Ram 10,000,000 shares of our $.001 par value common stock. The consideration provided by Mr. Kumar to Mr. Ram is $10,000 cash. The acquisition by Mr. Kumar of those shares resulted in a change in control.

Percentage of Voting Securities of the Company

On June 5, 2018, the Company’s total issued and outstanding shares of common stock was 13,000,000. Accordingly, Mr. Kumar , as the sole holder of 10,000,000 shares of the Company’s $.001 par value common stock, holds voting power equal to approximately 77.0% of the Company’s voting securities.

Consideration and source of funds used by Mr. Kumar

The consideration for those 10,000,000 shares of the Company’s $.001 par value common stock was $10,000 cash. Mr. Kumar used his personal funds to pay that consideration.

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 28, 2018, Mr. Sonu Ram resigned as director and all executive officer positions with the Company. The resignation of Mr. Sonu Ram was not based on any prior understanding or arrangement. Concurrent with Mr. Sonu Ram’s resignation, Mr. Ashok Kumar was appointed Director, President, Treasurer and Secretary of the Company. The appointment of Ashok Kumar as the Company's President, Treasurer, Secretary and as a Director was not based on any prior understanding or arrangement.

There were no disagreements between Mr. Ram or any officer or director of the Company.

There are no transactions between Mr. Kumar and the Company that are reportable under Item 404(a) of Regulation S-K.

8-K was filed with the SEC on March 2, 2018.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

We incorporate by reference the Company’s financial statements filed with the SEC on February 14, 2018 on its December 31, 2017 Form 10-Q.

We incorporate by reference the Company’s financial statements filed with the SEC on August 21, 2017, on its March 31, 2017 Form 10-K.

We incorporate by reference the Company’s 8-K filed with SEC on March 2, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cosmo Ventures Inc.

Dated: June 8, 2018	By:	/s/ Ashok Kumar
Ashok Kumar
President, Director

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